Exhibit 99.1
--------------------------------------------------------------------------------

CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.

--------------------------------------------------------------------------------

CASE NUMBER:      00-33268                                      ACCRUAL BASIS

--------------------------------------------------------------------------------

JUDGE:            Lorraine Murphy Weil

--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - MARCH, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:



                                                   Chief Operating Officer and
/s/ Michael P. McGroarty                           General Counsel
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Michael P. McGroarty                                May 3, 2001
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


                                                   Senior Vice President-
/s/ Sheldon A. Paul                                Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

Sheldon A. Paul                                    May 3, 2001
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

NAME:       INFORMATION MANAGEMENT ASSOCIATES, INC.
            CASE NUMBER: 00-33268


            COMPARATIVE BALANCE SHEET
                                                             Schedule
                                                              Amount
            ASSETS                                         July 24, 2000    January 31, 2001  February 28, 2001      March 31, 2001
                                                           -------------    ----------------  -----------------      --------------
          1 UNRESTRICTED CASH                              $     745,751       $   2,354,589      $   2,806,289       $   2,492,483
          2 RESTRICTED CASH                                      414,160             207,001            207,001             209,141
                                                           -------------       -------------      -------------       -------------
          3  TOTAL CASH                                        1,159,911           2,561,590          3,013,290           2,701,624
          4 ACCOUNTS RECEIVABLE (NET)                            659,117             949,075            841,469             935,756
          5 INVENTORY                                             44,647              32,327             32,327              32,327
          6 NOTES RECEIVABLE                                         -                   -                  -                   -
          7 PREPAID EXPENSES                                     362,117             294,327            255,819             248,226
          8 OTHER                                              9,645,433           9,600,645          9,525,821           9,379,168
                                                           -------------       -------------      -------------       -------------
          9  TOTAL CURRENT ASSETS                             11,871,224          13,437,964         13,668,726          13,297,101
                                                           -------------       -------------      -------------       -------------
         10 PROPERTY, PLANT & EQUIPMENT                       10,084,459           5,743,968          5,746,978           5,746,985
         11 LESS: ACCUMLATED DEPRECIATION                     (8,463,070)         (4,714,505)        (4,779,426)         (4,841,458)
                                                           -------------       -------------      -------------       -------------
         12  NET PROPERTY, PLANT & EQUIPMENT                   1,621,389           1,029,463            967,552             905,527
         13 DUE FROM INSIDERS
         14 OTHER ASSETS-NET OF AMORTIZATION                   2,520,898           2,349,202          2,319,942           2,277,176
         15 OTHER                                                182,666              85,934             70,678              70,678
                                                           -------------       -------------      -------------       -------------
         16  TOTAL ASSETS                                  $  16,196,176       $  16,902,563      $  17,026,898       $  16,550,482
                                                           =============       =============      =============       =============

             LIABILITIES & STOCKHOLDERS' EQUITY
             POSTPETITION LIABILITIES
         17  ACCOUNTS PAYABLE                              $         -         $     239,875      $     270,154       $     191,779
         18  TAXES PAYABLE                                        (7,448)             44,830             64,278              51,554
         19  NOTES PAYABLE                                           -                   -                  -                   -
         20  PROFESSIONAL FEES                                       -                   -                  -                   -
         21  SECURED DEBT                                            -                   -                  -                   -
             DEFERRED  REVENUES                                3,440,007           3,217,376          3,585,618           3,509,415
         22  OTHER                                                   -               454,167            386,622             384,790
                                                           -------------       -------------      -------------       -------------
         23    TOTAL POST PETITION LIABILTIES                  3,432,559           3,956,248          4,306,672           4,137,538
                                                           -------------       -------------      -------------       -------------
             PREPETITION LIABILITIES
         24  SECURED DEBT                                        133,261              79,868             71,070              63,257
             TAXES PAYABLE                                       313,353             246,603            283,426             259,663
         25  PRIORITY DEBT                                           -                   -                  -                   -
         26  UNSECURED DEBT                                    3,470,818           3,444,462          3,444,462           3,444,462
         27  OTHER                                               945,205             388,590            388,590             388,590
                                                           -------------       -------------      -------------       -------------
         28    TOTAL PREPETITION LIABILITIES                   4,862,637           4,159,523          4,187,548           4,155,972
                                                           -------------       -------------      -------------       -------------
         29    TOTAL LIABILITIES                               8,295,196           8,115,771          8,494,220           8,293,510
                                                           -------------       -------------      -------------       -------------
             EQUITY
         30  PREPETITION OWNER'S EQUITY                        7,900,980           7,900,980          7,900,980           7,900,980
         31  POSTPETITION CUMULATIVE PROFIT(LOSS)                    -             1,041,595            892,561             820,991
             FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                           (155,783)          (260,863)           (464,999)
         32  DIRECT CHARGES TO EQUITY                                -                   -                  -                   -
                                                           -------------       -------------      -------------       -------------
         33    TOTAL EQUITY                                    7,900,980           8,786,792          8,532,678           8,256,972
                                                           -------------       -------------      -------------       -------------
         34    TOTAL LIABILITIES & OWNERS EQUITY           $  16,196,176       $  16,902,563      $  17,026,898       $  16,550,482
                                                           =============       =============      =============       =============



NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                    Schedule
                                                     Amount              Month                Month                Month
                                                 July 24, 2000      January 31, 2001    February 28, 2001       March 31, 2001
                                                 -------------      ----------------    -----------------       --------------
#8    OTHER ASSETS
      ------------
      DUE FROM SUBSIDIARY-FRANCE                $     (340,671)    $        (222,642)    $       (222,642)   $        (222,642)
      DUE FROM SUBSIDIARY-AUSTRALIA                    374,203               387,045              421,121              398,296
      DUE FROM SUBSIDIARY-UNITED KINGDOM             9,249,494             9,018,137            8,909,237            8,785,409
      DUE FROM SUBSIDIARY-GERMANY                      362,407               418,105              418,105              418,105
                                                --------------------------------------------------------------------------------
                                                $    9,645,433     $       9,600,645     $      9,525,821    $       9,379,168
                                                ================================================================================

#14   OTHER ASSETS-NET OF AMORTIZATION
      --------------------------------
      GOODWILL                                  $      168,322     $         152,449     $        149,802    $         147,157
      PURCHASED RESEARCH & DEVELOPMENT                 308,937                77,234               38,621                  -
      DEPOSITS                                          81,576               157,456              169,456              167,956
      INVESTMENT IN IMA, UK LTD.                       233,000               233,000              233,000              233,000
      INVESTMENT IN MITSUCON TECNOLOGIA SA           1,729,063             1,729,063            1,729,063            1,729,063
                                                --------------------------------------------------------------------------------
                                                $    2,520,898     $       2,349,202     $      2,319,942    $       2,277,176
                                                ================================================================================

#15   OTHER-ASSETS
      ------------
      NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA   $      182,666     $          85,934     $         70,678    $          70,678
                                                ================================================================================

      PREPETITION TAXES PAYABLE
      -------------------------
      GENERAL INCOME TAX RESERVE                $      167,188     $         104,889     $        141,722    $         117,602
      GENERAL SALES TAX RESERVE                        146,165               141,714              141,704              142,061
                                                --------------------------------------------------------------------------------
                                                $      313,353     $         246,603     $        283,426    $         259,663
                                                ================================================================================

#22   POST PETITION - OTHER LIABILITIES
      ---------------------------------
      ACCRUED COMPENSATION                      $          -       $         355,718     $        304,985    $         282,680
      ACCRUED EXPENSES                                     -                  98,449               81,637              102,110
                                                --------------------------------------------------------------------------------
                                                $          -       $         454,167     $        386,622    $         384,790
                                                ================================================================================

#27   PRE PETITION - OTHER LIABILITIES
      --------------------------------
      ACCRUED COMPENSATION                      $      383,852     $             -       $            -      $             -
      ACCRUED EXPENSES                                 172,748                   -                    -                    -
      ACCRUED RENT                                     251,590               251,590              251,590              251,590
      ACCRUED INTEREST                                 137,015               137,000              137,000              137,000
                                                --------------------------------------------------------------------------------
                                                $      945,205     $         388,590     $        388,590    $         388,590
                                                ================================================================================


NAME:  INFORMATION MANAGEMENT ASSOCIATES, INC.
       CASE NUMBER: 00-33268


       INCOME STATEMENT                                      7 Days Ending         Month              Month              Month
                                                             July 31, 2000    January 31, 2001  February 28, 2001    March 31, 2001
                                                             -------------    ----------------  -----------------    --------------
     1 GROSS REVENUES                                        $     265,729   $         750,664   $        629,907  $        681,718
       ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                         6,890                -              17,622
     2 LESS: RETURNS AND ALLOWANCES                                    -                   -                  -                 -
                                                             -------------   -----------------   ----------------  ----------------
     3  NET REVENUE                                                265,729             757,554            629,907           699,340
                                                             -------------   -----------------   ----------------  ----------------
       COST OF GOODS SOLD:
     4 MATERIAL                                                        -                   -                  -                 -
     5 DIRECT LABOR                                                    -                   -                  -                 -
     6 DIRECT OVERHEAD- 3RD PARTY COSTS                              4,760               9,536                -                 -
                                                             -------------   -----------------   ----------------  ----------------
     7 TOTAL COST OF GOODS SOLD                                      4,760               9,536                -                 -
                                                             -------------   -----------------   ----------------  ----------------
     8 GROSS PROFIT                                                260,969             748,018            629,907           699,340
                                                             -------------   -----------------   ----------------  ----------------
       OPERATING EXPENSES:
     9 OFFICER/INSIDER COMPENSATION                                    -               149,648            165,141           179,713
    10 SELLING AND MARKETING                                        44,058              56,274             21,090               402
    11 GENERAL AND ADMINISTRATIVE                                   37,251             493,616            454,946           480,609
    12 RENT AND LEASE                                                  -                   -                  -                 -
    13 OTHER                                                           -                   -                  -                 -
                                                             -------------   -----------------   ----------------  ----------------
    14 TOTAL OPERATING EXPENSE                                      81,309             699,538            641,177           660,724
                                                             -------------   -----------------   ----------------  ----------------
    15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND
        EXPENSE                                                    179,660              48,480            (11,270)           38,616
                                                             -------------   -----------------   ----------------  ----------------
       OTHER INCOME AND (EXPENSE):
    16 NON OPERATING INCOME - INTEREST/OTHER                           -                 5,068              8,745            11,992
    17 NON OPERATING EXPENSE                                           -                   -                  -                 -
    18 INTEREST EXPENSE                                                -                (1,379)            (1,260)             (949)
    19 DEPRECIATION EXPENSE                                            -               (54,415)           (52,859)          (50,187)
    20 AMORTIZATION                                                    -               (53,816)           (53,322)          (53,104)
    21 OTHER                                                           -                   -                  -               1,200
                                                             -------------   -----------------   ----------------  ----------------
    22 NET OTHER INCOME AND (EXPENSE)                              179,660            (104,542)           (98,696)          (91,048)
       REORGANIZATION EXPENSE:
    23 PROFESSIONAL FEES                                               -                 5,000              8,633             5,000
    24 US TRUSTEE FEES                                                 -                 7,500                -               2,500
    25 OTHER                                                           -                   -                  -                 -
                                                             -------------   -----------------   ----------------  ----------------
    26 TOTAL REORGANIZATION EXPENSE                                    -                12,500              8,633             7,500
                                                             -------------   -----------------   ----------------  ----------------
    27 INCOME TAX                                                      -                   -                  -                 -
                                                             -------------   -----------------   ----------------  ----------------
    28 INTERNATIONAL WITHHOLDING TAX                                                    21,039             30,435            11,638
                                                                             -----------------   ----------------  ----------------
    29 NET PROFIT                                            $     179,660   $         (89,601)  $       (149,034) $        (71,570)
                                                             =============   =================   ================  ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


         CASH RECEIPTS AND DISBURSEMENTS                   Month              Month              Month
                                                      January 31, 2001  February 28, 2001    March 31, 2001
                                                      ----------------  -----------------    --------------
       1 CASH-BEGINNING OF MONTH                     $         627,085  $       2,561,590  $      3,013,290
                                                     -----------------  -----------------  ----------------
         RECEIPTS FROM OPERATIONS
       2 CASH SALES                                                -                  -                 -
         COLLECTION OF ACCOUNTS RECEIVABLE
       3 PREPETITION                                               -                  -                 -
       4 POST PETITION                                       2,742,369          1,194,154           574,960
                                                     -----------------  -----------------  ----------------
       5 TOTAL OPERATING RECEIPTS                            2,742,369          1,194,154           574,960
                                                     -----------------  -----------------  ----------------
         NON-OPERATING RECEIPTS
       6 LOANS AND ADVANCES
       7 SALE OF ASSETS                                            -                  -                 -
       8 OTHER                                                   6,547              9,259            25,818
                                                     -----------------  -----------------  ----------------
       9 TOTAL NON OPERATING RECEIPTS                            6,547              9,259            25,818
                                                     -----------------  -----------------  ----------------
      10 TOTAL RECEIPTS                                      2,748,916          1,203,413           600,777
                                                     -----------------  -----------------  ----------------
      11 TOTAL CASH AVAILABLE                                3,376,001          3,765,003         3,614,068
                                                     -----------------  -----------------  ----------------
         OPERATING DISBURSEMENTS
      12 NET PAYROLL                                           292,120            306,143           321,902
      13 PAYROLL TAXES PAID                                    184,619            193,397           205,633
      14 SALES, USE & OTHER TAXES PAID                          44,381             10,069            52,268
      15 SECURED/RENTAL/LEASES                                  68,832             41,476            61,374
      16 UTILITIES                                              22,186             29,888            26,116
      17 INSURANCE                                              55,268             67,625            66,740
      18 INVENTORY PURCHASES                                       -                  -                 -
      19 VEHICLE EXPENSES                                          -                  -                 -
      20 TRAVEL                                                 30,153             65,968            80,471
      21 ENTERTAINMENT                                             -                  -                 -
      22 REPAIRS AND MAINTENANCE                                 1,244              3,924             5,456
      23 SUPPLIES                                                  -                  -                 -
      24 ADVERTISING                                               -                  -                 -
      25 OTHER                                                 108,108             33,223            60,862
                                                     -----------------  -----------------  ----------------
      26 TOTAL OPERATING DISBURSEMENTS                         806,911            751,713           880,822
                                                     -----------------  -----------------  ----------------
         TOTAL REORGANIZATION EXPENSE
      27 PROFESSIONAL FEES                                         -                  -              31,622
      28 US TRUSTEE FEES                                         7,500                -                 -
      29 OTHER                                                     -                  -                 -
                                                     -----------------  -----------------  ----------------
      30 TOTAL REORGANIZATION EXPENSE                            7,500                -              31,622
                                                     -----------------  -----------------  ----------------
      31 TOTAL DISBURSEMENTS                                   814,411            751,713           912,443
                                                     -----------------  -----------------  ----------------
      32 NET CASH FLOW                                       1,934,505            451,700          (311,666)
                                                     -----------------  -----------------  ----------------
      33 CASH - END OF MONTH                         $       2,561,590  $       3,013,290  $      2,701,624
                                                     =================  =================  ================

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268


          ACCOUNTS RECEIVABLE AGING:                           Month             Month              Month
                                                          January 31, 2001  February 28, 2001   March 31, 2001
                                            -----------------------------------------------------------------------------------

      1 0-30 DAYS                                          $    97,326        $  280,887        $    489,519
      2 31-60 DAYS                                             171,368            28,343             120,143
      3 61-90 DAYS                                             128,475           104,538              22,472
      4 91+ DAYS                                               611,085           553,547             470,729
                                                           ------------       ------------      -------------
      5 TOTAL ACCOUNTS RECEIVABLE                            1,008,254           967,315           1,102,863
        OTHER ACCOUNTS RECEIVABLE                              174,546            98,833              58,281
      6 AMOUNT CONSIDERED UNCOLLECTIBLE                       (233,725)         (224,679)           (225,388)
                                                           ------------       ------------      -------------
      7 ACCOUNTS RECEIVABLE(NET)                           $   949,075        $  841,469        $    935,756
                                                           ============       ============      =============


          AGING OF POST PETITION TAXES AND PAYABLES:

          TAXES PAYABLE:                       0-30 DAYS    31-60 DAYS         61-90 DAYS         91+ DAYS            TOTAL
                                               ---------    ----------         ----------         --------            -----
      1 FEDERAL                               $       -    $        -         $        -        $         -        $        -
      2 STATE                                         -             -                  -                  -                 -
      3 LOCAL                                         -             -                  -                  -                 -
      4 OTHER                                         -             -                  -                  -                 -
                                              -----------  ------------       ------------      -------------      ------------
      5 TOTAL TAXES PAYABLE                   $       -    $        -         $        -        $         -        $        -
                                              ===========  ============       ============      =============      ============

                                                                                                                      TOTAL
                                                                                                                      -----

      6 ACCOUNTS PAYABLE:                     $   134,524  $     27,358       $      7,652      $      22,245      $    191,779
                                              ===========  ============       ============      =============      ============

          STATUS OF POSTPETITION TAXES:    #

                                                            BEGIN TAX         AMOUNT                               ENDING TAX
          FEDERAL                                           LIABILITY     W/H OR ACCRUED       AMOUNT PAID         LIABILITY
          -------                                       -----------------------------------------------------------------------
      1 WITHHOLDING                                        $        -         $    106,473      $     106,473      $        -
      2 FICA EMPLOYEE                                               -         $     36,369      $      36,369               -
      3 FICA EMPLOYER                                               -         $     36,369      $      36,369               -
      4 UNEMPLOYMENT                                                -         $         81      $          81               -
      5 INCOME                                                      -         $        -        $         -                 -
      6 OTHER                                                       -         $        -        $         -                 -
                                                           ------------       ------------      -------------      ------------
      7 TOTAL FEDERAL TAXES                                         -              179,292            179,292               -
                                                           ------------       ------------      -------------      ------------
        STATE AND LOCAL
        ---------------
      8 WITHHOLDING                                                 -               23,424             23,424               -
      9 SALES                                                    64,278             10,630             23,354            51,554
     10 EXCISE                                                      -                  -                  -                 -
     11 UNEMPLOYMENT                                                -                1,326              1,326               -
     12 REAL PROPERTY                                               -                  -                  -                 -
     13 PERSONAL  PROPERTY                                          -
     14 OTHER                                                       -               30,505             30,505               -
                                                           ------------       ------------      -------------      ------------
     15 TOTAL STATE AND LOCAL                                    64,278             65,885             78,609            51,554
                                                           ------------       ------------      -------------      ------------
     16 TOTAL TAXES                                        $     64,278       $    245,177      $     257,901      $     51,554
                                                           ============       ============      =============      ============

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00 -33268


          BANK RECONCILIATIONS:                      MONTH:       March-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                                                 IMA DIP
C         PURPOSE(TYPE)                          IMA CUSTODIAL  IMA OPERATING    OPERATING     IMA PAYROLL    IMA DIP PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
-------------------------------------------------------------------------------------------------------------------------------
        1 BALANCE PER BANK STATEMENT             $        -     $      67,885    $  2,495,220  $        -     $           -
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -               -               -             -                 -
        3 SUBTRACT: OUTSTANDING CHECKS                    -            (1,262)        (65,605)      (11,398)            5,656
        4 OTHER RECONCILING ITEMS                         -               -               -             -                 -
                                                                -------------    ------------  ------------   ---------------
        5 MONTH END BALANCE PER BOOKS            $        -     $      66,623    $  2,429,615  $    (11,398)  $         5,656
                                                                =============    ============  ============   ===============
          DIFFERENCE                                      -               -               -             -                 -
        6 NUMBER OF LAST WRITTEN CHECK                              032661          033951        035702          035856




                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A         BANK                                   PEOPLES BANK   ALEX BROWN
B         ACCOUNT NUMBER:                        048-7040523    24836526 *

C         PURPOSE(TYPE)                          IMA DIP TAX    IMA RESTRICTED
                                                 ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------
        1 BALANCE PER BANK STATEMENT             $      7,139   $      209,141
        2 ADD:TOTAL DEPOSITS NOT CREDITED                 -                -
        3 SUBTRACT: OUTSTANDING CHECKS                  5,152              -
        4 OTHER RECONCILING ITEMS                         -                -
                                                 ------------   -------------
        5 MONTH END BALANCE PER BOOKS            $      1,987   $      209,141
                                                 ============   ==============
           DIFFERENCE                                     -                -
        6 NUMBER OF LAST WRITTEN CHECK               1026            N/A




          INVESTMENT ACCOUNTS:
          BANK ACCOUNT NAME & NUMBER               DATE OF        TYPE OF         PURCHASE      CURRENT
                                                   PURCHASE      INVESTMENT         PRICE        VALUE
                                                 ----------------------------------------------------------
        7                  None                                                  $        -    $        -
        8                  None                                                           -             -
        9                  None                                                           -             -
       10                  None                                                           -             -
                                                                                 ------------  ------------
                                                                                 $        -    $        -
       11 TOTAL INVESTMENT                                                       ============  ============





          CASH:

       12 CURRENCY ON HAND                            None
       13 TOTAL CASH  - END OF MONTH             $   2,701,624
                                                 =============


NAME: INFORMATION MANAGEMENT ASSOCIATES, INC.
      CASE NUMBER: 00-33268


      PAYMENTS TO INSIDERS AND PROFESSIONALS:      MONTH          March-01

                                                              INSIDERS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                             COMPENSATION
                                                                      --------------------------------------------------------------

                                                                                                           ADVISORY
      NAME                                        TRAVEL REIMBURSEMENTS         PAYROLL     COMMISSIONS      FEES      EXECUTORY
                                                ------------------------------------------------------------------------------------
    1 PAUL SCHMIDT                                  $            -    $             -    $          -    $        -    $       -
    2 TOM HILL                                                   -                  -               -             -            -
    3 DAVID CALLARD                                              -                  -               -             -            -
    4 DON MILLER                                                 -                  -               -           5,000          -
    5 PAUL FREDERICK                                           1,112             15,417             -             -            -
    6 MIKE MCGROARTY                                           1,181             13,334             -             -            -
    7 SHELDON PAUL                                               866             12,812             -             -            -
    8 KEN BOIN                                                 1,358             10,677             -             -            -
    9 ROGER BEARD                                              1,362             17,833           8,324           -            -
   10 ROB CHASE                                                  985             13,000             -             -            -
   11 MARIO FERREIRA                                             462             12,500          63,490           -            -
   12 JIM ANDERSON                                               -                  -               -             -            -
                                                    ------------------------------------------------------------------------------
   13 TOTAL PAYMENT TO INSIDERS                     $          7,326  $          95,573  $       71,814  $      5,000  $       -
                                                    ================  =================  ==============  ============  ===========



                                                                           TOTAL PAID
                                                         TOTAL PAID            TO
                                                         THIS MONTH           DATE
                                                    -----------------------------------
    1 PAUL SCHMIDT                                  $            -    $           2,500
    2 TOM HILL                                                   -    $           1,000
    3 DAVID CALLARD                                              -    $           1,500
    4 DON MILLER                                               5,000  $          63,000
    5 PAUL FREDERICK                                          16,529  $         247,686
    6 MIKE MCGROARTY                                          14,515  $         216,497
    7 SHELDON PAUL                                            13,678  $         138,422
    8 KEN BOIN                                                12,035  $         102,349
    9 ROGER BEARD                                             27,519  $         114,170
   10 ROB CHASE                                               13,985  $         163,243
   11 MARIO FERREIRA                                          76,452  $         193,102
   12 JIM ANDERSON                                               -    $          65,166
                                                    -----------------------------------
   13 TOTAL PAYMENT TO INSIDERS                     $        179,713  $       1,308,635
                                                    ================  =================





                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL           TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE           UNPAID
    1 DelConte, Hyde, Annello & Schuch                10/13/2000      $        7,500  $          -      $      7,500    $       -
    2 Paul, Hastings, Janofsky & Walker LLP           03/14/2001              26,550          26,550          26,550         15,043
    3 Reid & Riege, P.C.                              12/13/2000               9,036             -             9,036            -
    4 Zeisler & Zeisler, P.C.                         12/06/2000              36,439           5,072           5,072         36,367
    5                                                                            -               -               -              -
                                                                                      --------------    ------------    -----------
    6 TOTAL PAYMENT TO PROFESSIONALS                                                  $       31,622    $     48,158    $    51,410
                                                                                      ==============    ============    ===========




                        POSTPETITION STATUS OF SECURED NOTES,LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
    1 IRVINE INDUSTRIAL COMPANY (ASSIGNED TO T-TECH LABS, INC)         -          $             -    $          -
    2 CROWN POINTE LLC                                                 -                        -               -
    3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                     -                        -               -
    4 FINOVA LOAN ADMINISTRATION                                    $1,295                    1,295             -
    5 CONNVIEW                                                      $12,036                  12,036             -
    6 BSB LEASING (FORMERLY AMERILEASE)                             $4,037                      -             8,073
    7 INTEL FINANCIAL SERVICES                                      $4,726                    4,726             -
    8 IOS CAPITAL                                                   $1,647                    1,647             -
    9 LUCENT TECHNOLOGIES                                           $16,372                  16,372             -
   10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                 -                                        -
   11 IBM CORPORATION                                               $1,363                    1,363             -
   12 T-TECH HOLDING CO.                                            $11,967                  23,935             -
                                                                                  ---------------------------------
      TOTAL                                                                       $          61,374  $        8,073
                                                                                  =================  ==============
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                                     Page 7

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


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CASE NAME:           INFORMATION MANAGEMENT ASSOCIATES,  INC.               CASE NUMBER:    00-33268           ACCRUAL BASIS
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
---------------------
   QUESTIONNAIRE
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                                                                                                              YES         NO
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1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                  X
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2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                               X
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3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                  X
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4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIBILITIES THIS REPORTING PERIOD?                                           X
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5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                X
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6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
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7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X
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8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
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9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
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10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X
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11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                      X
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12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
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IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS IS "YES"  PROVIDE A DETAILED  EXPLANATION  OF EACH ITEM.  ATTACH  ADDITIONAL  SHEETS IF
NECESSARY.


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---------------------
INSURANCE
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                                                                                                              YES         NO
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1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?             X
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2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                    X
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3. PLEASE ITEMIZE BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO" OR IF ANY POLICIES  HAVE BEEN  CANCELED OR NOT RENEWED  DURING THIS  REPORTING
PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


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                                                        INSTALLMENT PAYMENTS

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                                                                                                             PAYMENT AMOUNT
       TYPE OF POLICY                        CARRIER                   PERIOD COVERED                         & FREQUENCY
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